UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2015

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On November 24, 2015, Ameren Corporation (“Ameren”) issued and sold $350,000,000 principal amount of its 2.700% senior notes due 2020 (“2020 Notes”) and $350,000,000 principal amount of its 3.650% senior notes due 2026 (“2026 Notes,” and collectively, the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-205139), which became effective on June 22, 2015, and a Prospectus Supplement dated November 17, 2015 to a Prospectus dated June 22, 2015. Ameren received net offering proceeds of approximately $695 million, before expenses, upon closing of the transaction. Ameren intends to use the net offering proceeds to repay a portion of its short-term debt, consisting of commercial paper issuances.

Ameren is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with the offering of the Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1	Underwriting Agreement, dated November 17, 2015, between Ameren and the several underwriters named therein, for whom Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Mizuho Securities USA Inc. are acting as representatives.

4.1*	Indenture, dated as of December 1, 2001 from Ameren to The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to senior debt securities (the “Ameren Indenture”) (Exhibit 4.5, File No. 333-81774).

4.2*	First Supplemental Indenture to Ameren Indenture dated May 19, 2008 (June 30, 2008 Form 10-Q, Exhibit 4.1, File No. 1-14756).

4.3	Ameren Indenture Company Order dated November 24, 2015, establishing the Notes.

4.4	Global Note for the 2020 Notes.

4.5	Global Note for the 2026 Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and
Chief Financial Officer

Date: November 24, 2015

Exhibit Index

Exhibit Number	Title

1	Underwriting Agreement, dated November 17, 2015, between Ameren and the several underwriters named therein, for whom Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Mizuho Securities USA Inc. are acting as representatives.

4.3	Ameren Indenture Company Order dated November 24, 2015, establishing the Notes.

4.4	Global Note for the 2020 Notes.

4.5	Global Note for the 2026 Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).